TRANSCRIPT – Renaissance Village Video (8 minutes)

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Welch, West Virginia

McDowell County

Chang Suh, CFA, CEO, AFL-CIO HIT: This project, when it hit our pipeline, it was something we were very excited about, but it was really a stretch when we first heard about it.

Ted Chandler, Senior Managing Director, AFL-CIO HIT: This is not your run of the mill affordable housing project that's being done. We at the HIT looked at one another and said, "This is not going to be easy."

Gayle Manchin, Fmr. VP WV State Board of Education: You know, Welch is really a cornerstone in West Virginia.

Jason Crum, Vendor, Welch: I've seen pictures of this town when it was in its heyday, and the streets were full of people.

Clifton Moore, Board Member, Reconnecting McDowell: You could walk down the streets of Welch, you could hit Greek, Irish, Spanish, you name it. All those tongues were spoken in Welch. It was a true melting pot.

Josh Sword, President, WV AFL-CIO: And unfortunately, that all changed when the natural resources changed.

Randi Weingarten, President, American Federation of Teachers: In the fifties into the sixties, coal was king.

Gayle Manchin: Coal from this community has provided electricity across this country.

Randi Weingarten: And as the coal companies pulled out, the towns were abandoned. And that is what has happened in so many rural communities where the one business leaves, then the main street gets abandoned. Then the cycle of despair happens.

Clifton Moore: And so we had to come up with a creative way to solve that problem.

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McDowell County, 2011

Clifton Moore: In order to reconnect, to reestablish, to re-involve, to re-invent McDowell county, we need a catalyst.

Randi Weingarten: We got involved at the time because all of this abandonment of industry and of coal impacted the schools.

Bob Brown, Treasurer, Reconnecting McDowell: Out of that was born Reconnecting McDowell, and we realized early on that before you can really address what goes on in a school, you have to start addressing what goes on in a community.

Gayle Manchin: And that was the beginning of the solution: that we had to establish the community that could support and provide the resources for the children and families. And that meant social issues, nutrition, safe places for children to be.

Clifton Moore: We were be able to do some things with the highways and the roads, water systems. We had a home ownership program going on.

Randi Weingarten: Connecting the community. This is one of the few rural areas that have real broadband.

Gayle Manchin: All of the things that build a culture for a thriving community. So things were working and yet the critical factor at the bottom of this kept being the teachers.

Bob Brown: There's not many places to live in downtown Welch right now, so if you're teaching here, you're probably driving 45 minutes to an hour to get here.

Clifton Moore: So you spend all that time on the road, you don't have enough time to keep the students engaged and to keep yourself as a teacher involved and engaged.

Greg Cruey, President, McDowell County AFT: And we lose them because they can't put down roots here.

Clifton Moore: And thank God AFT came up and said, "We're going to build something and we're going to call it Renaissance Village."

Bob Brown: Today starts the journey, Gayle, of one of our bigger dreams that you had.

Randi Weingarten: We realized that if we actually built something in the town it gives people an opportunity to build community where they're teaching.

Bob Brown: It's easy to say you're going to build a building, but when you start putting pencil to paper and realize it turns into a $9 million project, then you have to be really honest with yourself and say, "Can we make it happen?"

Randi Weingarten: It really became HIT, the Housing Investment Trust, that helped us put it together.

Chang Suh: What we do is we identify projects that will have a lasting impact in an underserved community. The Housing Investment Trust specifically invests union pension capital to create valuable union construction jobs and to help create affordable housing.

Ted Chandler: AFT President Randi Weingarten approached us about how we could be helpful in the development of Renaissance Village.

Chang Suh: I really didn't have any issues or concerns. Once I got the assurance from President Weingarten that this was going to be an all-union project.

Ted Chandler: The key way in which we're able to participate was through our subsidiary, Building America.

Harpreet Peleg, CEO, HIT Subsidiary, Building America CDE, Inc.: We were thrilled to provide new market tax credits to this project to help fill those financing gaps to get it through the finish line, so it could be constructed and built.

Gayle Manchin: As that idea grew and we broke ground, I think was the first time that the people of McDowell County knew that we were here for the long haul.

Liz Shuler, Secretary-Treasurer, AFL-CIO: When the union comes in, lends its resources to an effort like Renaissance Village, we're there to stay.

Randi Weingarten: This new village right in the middle of town, is a turning point for Welch, for McDowell County.

Clifton Brown: When people began to see Renaissance Village spring up from the ground, it represented hope.

Gayle Manchin: Thank you from the bottom of my heart, as a West Virginian.

Clifton Moore: It represented another chance for small town America.

Gayle Manchin: And so now Renaissance Village is built.

Randi Weingarten: And this is the first multiple story building in McDowell built in 50 years.

Bob Brown: A lot of other people around the country have taken notice of what's going on in McDowell.

Liz Shuler: The AFL-CIO, working with the Housing Investment Trust, unions, like the AFT, can work together to revitalize a town that has lost hope.

Chang Suh: The fact that unions can put together a project designed to help the entire community by investing in their children, I think it's a story that would resonate year after year, town after town, so much credit goes to the AFT as well as the entire labor community in West Virginia.

Gayle Manchin: And so it is part of a dream come true for all of us that are involved.

Randi Weingarten: The people in McDowell deserve it, the kids need it, and I'm so grateful that over these 10 years, we have been able to show a path to how to have a renaissance in rural America.

Clifton Moore: And we're going to get better, we're going to get stronger, we're going to do some wonderful things, and we're going to be a shining light for America.

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Renaissance Village Impact:

100% Union Built

$2.7 Million in Tax Revenue

$20.3 Million in Total Economic Benefit

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[AFT Logo] Proud Sponsor of [Reconnecting McDowell Logo]

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Renaissance Village

Union Built Project

[AFL-CIO HIT Logo] and [Building America CDE Logo]

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.